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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) June 9, 1997
                                                      ------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant s telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Issuance of a press release on Monday, June 9, 1997 announcing OTS' approval for repurchase of up to 5% of Registrant's outstanding shares.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99 Issuance of a press release on Monday, June 9, 1997 announcing OTS' approval for repurchase of up to 5% of Registrant's outstanding shares.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    June 10, 1997                 By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

        99               Issuance of a press release on Monday,
                         June 9, 1997 announcing OTS' approval for repurchase of up to 5% of Registrant's outstanding shares.


     FOR IMMEDIATE RELEASE                  Contact:  Augustine F. Jehle
     June 9, 1997                                      (201) 795-4000
                                                      Anthony S. Cicatiello
                                                       (908) 382-1066

                          SECOND STOCK BUYBACK APPROVED
                          FOR STATEWIDE FINANCIAL CORP.

     JERSEY CITY, N.J. (June 9, 1997)--Statewide Financial Corp. (Nasdaq:
     SFIN), the holding company for Statewide Savings Bank S.L.A., announced today that it has received the necessary waiver from the Office of Thrift Supervision (OTS) to conduct the second part of its previously announced 10% stock repurchase program. Under this program, the Company has already repurchased 5% of its outstanding stock, and will now be able to repurchase an additional 5% of its shares.

     "The completion of the stock buyback program is consistent with our overall strategy of maximizing shareholder value," stated Victor M. Richel, chairman, president and chief executive officer of Statewide Financial Corp.

     Headquartered in Jersey City, N.J., Statewide Savings Bank conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation
     (FDIC).